UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	July 14, 2010
(Date of earliest event reported):	July 14, 2010

FULTON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 4887, One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:                                                                                                           717-291-2411
Former name or former address, if changed since last Report:                                                                                                           N/A

Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01  Entry into a Material Definitive Agreement.

On December 23, 2008, as part of the United States Department of the Treasury’s (the “Treasury”) Capital Purchase Program under the Troubled Asset Relief Program authorized under the Emergency Economic Stabilization Act of 2008, Fulton Financial Corporation (“Fulton”) entered into a letter agreement and Securities Purchase Agreement – Standard Terms attached to that letter agreement (collectively, the “Issuance Letter Agreement”) with the Treasury pursuant to which Fulton issued to the Treasury: (i) 376,500 shares of Fulton’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Preferred Stock”); and (ii) a warrant (the “Warrant”) to purchase 5,509,756 shares of Fulton’s Common Stock.

On July 14, 2010, Fulton entered into a letter agreement (the “Repurchase Letter Agreement”) with the Treasury pursuant to which Fulton repurchased from the Treasury all 376,500 shares of the Preferred Stock issued to the Treasury.  Fulton repurchased the Preferred Stock for a purchase price equal to the aggregate liquidation amount of the Preferred Stock of $376,500,000.00, plus final accrued dividends of $3,085,208.33.

Under the terms of the Repurchase Letter Agreement, Fulton may, within 15 calendar days of the date of the Repurchase Letter Agreement, deliver to the Treasury notice of Fulton’s intent to repurchase the Warrant.  The Repurchase Letter Agreement also provides that if Fulton does not deliver notice to the Treasury of its intent to repurchase the Warrant within that time period, or if Fulton delivers such notice, but Fulton and the Treasury thereafter fail to agree upon the fair market value of the Warrant, then in either case, the Repurchase Letter Agreement shall serve as the Treasury’s notice of its intention to sell the Warrant.

The Repurchase Letter Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01  Other Events.

 On July 14, 2010, Fulton issued a press release, attached as Exhibit 99.1 and incorporated herein by reference, announcing the repurchase of the Preferred Stock described under Item 1.01 of this Form 8-K.

Exhibit 99.1 is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
10.1	Letter Agreement dated July 14, 2010 between Fulton Financial Corporation and the United Stated Department of the Treasury
99.1	Fulton Press Release dated July 14, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2010	Fulton Financial Corporation By: /s/ Charles J. Nugent Charles J. Nugent Senior Executive Vice President and Chief Financial Officer